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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): July 27, 2004




                                PEOPLESOFT, INC.
             (Exact name of registrant as specified in its charter)






                                     0-20710
                            (Commission file number)


                        Delaware                               68-0137069
                    (State or other                         (I.R.S. Employer
                     jurisdiction                            Identification
                   of incorporation)                           Number)


                 4460 Hacienda Drive,                         94588-8618
                   Pleasanton, CA                             (Zip Code)
      (Address of principal executive offices)

       Registrant's telephone number, including area code: (925) 225-3000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         99.1      Press release issued by PeopleSoft, Inc. dated July 27, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 27, 2004, PeopleSoft, Inc. issued a press release announcing its earnings results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 27, 2004

                                                PEOPLESOFT, INC.


                                                By:  /s/ KEVIN T. PARKER
                                                   -----------------------------
                                                   Kevin T. Parker
                                                   Executive Vice President,
                                                   Finance and Administration,
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit     Description
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99.1        Press release issued by PeopleSoft, Inc. dated July 27, 2004